Item 1: Report to Shareholders

Institutional Large-Cap Growth Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Equity markets produced lackluster results in the first half of 2005. It seemed that the market’s attempts to advance were hindered by concerns about the sustainability of economic growth amid higher oil prices—which started the year near $40 and surged about 50% to end the period near $60 per barrel—and rising short-term interest rates. High-quality large-cap growth stocks continued to be ignored despite strong corporate earnings, close to 4% U.S. GDP growth, and historically low interest and inflation rates. Although growth sectors picked up late in the period, our style-specific benchmark, the Russell 1000 Growth Index, declined about 2% for the past six months.

Performance Comparison
Periods Ended 6/30/05	6 Months	12 Months
Institutional Large-Cap
Growth Fund	-0.31%	6.57%
Russell 1000 Growth Index	-1.72	1.68
Lipper Large-Cap Growth
Funds Index	-1.28	3.82

The Institutional Large-Cap Growth Fund returned -0.31% in the first half and 6.57% for the 12 months ended June 30, 2005. Our 6- and 12-month results were disappointing on an absolute basis but solidly ahead of the returns for the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index, as shown in the table. For the six-month period, the portfolio’s absolute results benefited from strong contributions in energy, telecommunication services, and health care. However, our industrials and business services, consumer discretionary, and financials holdings detracted.

MARKET ENVIRONMENT

U.S. economic conditions were mixed but still seemed to point to a moderate, sustained expansion. Despite easing somewhat, GDP growth continued to chug along at a better-than-expected pace. The manufacturing sector decelerated, but consumer spending remained strong. Business spending, which typically drives the latter part of an economic recovery, also picked up in the first half. The Federal Reserve continued to raise short-term interest rates, tightening the monetary spigot in four quarter-point increments over the past six months. Perhaps the biggest surprise—a ?conundrum,? according to Federal Reserve chairman Alan Greenspan—is that long-term interest rates have remained quite low even though the Fed raised rates. Mortgage rates consequently remained at very low levels, and the housing market maintained its buoyancy.

STRATEGY REVIEW

Your portfolio’s long-term results are driven by an investment philosophy that favors select companies offering sustainable earnings and cash flow growth. This strategy looks for businesses that dominate a lucrative niche, giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices that we believe will generate compelling returns.

INVESTMENT REVIEW

Portfolio Characteristics
	Institutional	Russell
	Large-Cap	1000
	Growth	Growth
As of 6/30/05	Fund	Index
Earnings Growth Rate
(annualized)
Past 5 Years	7.8%	13.6%
Projected 5 Years[1]	16.2	13.8
Return on Equity
(annualized)
Past 5 Years	16.9	20.5
Long-Term Debt as
Percent of Capital	16.4	20.3
P/E Ratio (12-month forward
projected earnings)[1]	20.2X	17.5X
[1] Source data: IBES. Forecasts are in no way indicative of future investment returns.

Technology stocks rebounded from weakness in the first quarter but finished in negative territory for the six-month period. The sector is our largest overweight due to first-half additions and the attractive investment opportunities we see in semiconductors, software, and hardware. Strong stock selection in communications equipment, computers and peripherals, and Internet services was a key relative performance driver. Communications equipment maker Corning was our best contributor in the technology space and the portfolio’s second-best absolute contributor. Corning gained on the strength of its LCD glass business; we expect the company’s differentiated manufacturing processes to allow it to continue benefiting from increasing demand for flat-screen monitors and LCD televisions. Similarly, EMC (one of our significant first-half purchases) and Internet services provider Google turned in strong performances. EMC has effectively integrated recent software acquisitions to augment its leadership position in storage hardware and is well positioned ahead of a major new product release scheduled for this summer. Google, one of our top-five absolute contributors, continued to surprise investors with its growth and profitability. We have recorded tremendous profits in Google since its August 2004 IPO, but we are mindful of its rich valuation. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Software developer Microsoft and Xilinx, a leader in the programmable logic device market, were among our 10 largest absolute detractors. We think the outlook for Microsoft is significantly better than is reflected in its stock price as the company is scheduled to release or update each of its major products in the next two years. We added to our position. We also added to Xilinx because we believe the inventory correction affecting Xilinx and the entire semiconductor industry appears to be ending, setting the stage for renewed growth driven by end-market demand and share gains.

Sector Diversification
	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05
Information Technology	29.4%	33.9%
Consumer Discretionary	17.6	17.0
Health Care	13.4	16.2
Financials	15.8	10.6
Industrials and Business Services	11.2	6.9
Consumer Staples	5.3	6.4
Telecommunication Services	2.8	4.3
Energy	3.0	2.1
Materials	0.6	1.0
Utilities	0.0	0.0
Other and Reserves	0.9	1.6
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

In spite of the financials sector’s first-half losses, the portfolio’s financials holdings contributed to relative performance due to favorable stock selection. Our capital markets positions were the primary drivers of relative results. Brokerage services firm AmeriTrade led relative performance in financials, and asset manager Franklin Resources also contributed positively. AmeriTrade rallied on its announced merger with TD Waterhouse. While the transaction had been widely rumored, the final terms were very attractive for AmeriTrade shareholders. Longer term, we think the combination creates a stronger, more profitable, investor-oriented franchise.

Many of our worst performers were in the industrials and business services (conglomerates) and health care (pharmaceuticals) sectors. Our lack of exposure in aerospace hampered our relative returns in the industrials and business services sector. Our largest detractors in the sector included conglomerate Tyco International, fraud prevention services company ChoicePoint, and low-cost airline Southwest Airlines. Concerns about higher commodity prices and weaker margins in its fire and security business weighed on Tyco’s margins prompting us to eliminate our position. ChoicePoint declined following its decision to exit a consumer data business, and we eliminated the stock. GE, the portfolio’s largest holding and our largest purchase over the past six months, posted modest first-half losses but continues to show solid improvement across its major businesses.

Despite good absolute returns in health care, the sector detracted from our comparison with the Russell index. Many of the stocks we highlighted in our last report were again in the spotlight. UnitedHealth Group, WellPoint, and Gilead Sciences generated robust gains, but Elan and Biogen Idec, which were jointly marketing Tysabri (a therapy for multiple sclerosis with blockbuster potential), tumbled in the first quarter due to serious safety concerns.

Conversely, a new biotechnology holding Genentech posted solid gains on news of results from clinical trials that bode well for its future growth. We are particularly excited about the outlook for its cancer franchise (Herceptin, Avastin, and Tarceva). In addition to Genentech, we added St. Jude Medical, a cardiovascular medical devices maker, and specialty pharmaceutical company Sepracor, which focuses on respiratory and central nervous system disorders.

OUTLOOK

We would characterize the first half of the year as a “digestion phase,” with the market assimilating rising energy prices and short-term interest rates. Despite near-term challenges, we believe late 2005 and 2006 could present an attractive environment for large-cap growth investors. Energy prices may flatten out or even trend downward, Fed rate hikes are likely near an end, and profit margins are normalizing, which is a positive backdrop for companies that can generate consistent earnings growth.

Large-cap growth appears attractively valued relative to other areas of the stock market and other financial assets. Corporate balance sheets are in good shape and earnings expectations are more reasonable going forward. As the economic recovery continues to mature and investors’ appetite for companies that can consistently grow earnings and cash flow increases, large-cap growth stocks should fare well. We remain confident in the ultimate rewards of a strategy based on finding and holding companies that offer solid earnings and cash flow growth.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Robert W. Smith
Investment Advisory Committee member

Larry J. Puglia
Investment Advisory Committee member

July 22, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Portfolio Highlights

Twenty-Five Largest Holdings
Percent of
Net Assets
6/30/05
GE	3.9%
Microsoft	3.7
Dell	3.4
UnitedHealth Group	3.4
Wal-Mart	3.0
WellPoint	2.8
Intel	2.8
Citigroup	2.7
Analog Devices	2.5
State Street	2.4
Danaher	2.3
Rogers Communications	2.3
Nextel Partners	2.3
Xilinx	2.2
Corning	2.0
Yahoo!	2.0
Genentech	2.0
Gilead Sciences	2.0
Nextel Communications	2.0
Medtronic	1.9
Sysco	1.9
Carnival	1.8
Kohl’s	1.8
Oracle	1.8
Apollo Group	1.8
Total	60.7%

Major Portfolio Changes
Listed in descending order of size
Six Months Ended 6/30/05

LARGEST PURCHASES
GE
Dell
Microsoft
Wal-Mart
Genentech*
Intel
EMC*
Nextel Communications
Analog Devices
UnitedHealth Group

LARGEST SALES
American International Group**
Fox Entertainment Group**
UPS**
Tyco International**
Morgan Stanley**
Transocean
IAC/InterActiveCorp**
American Express**
Cisco Systems**
Best Buy**
*Position added
**Position eliminated

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return

		Since
		Inception
Periods Ended 6/30/05	1 Year	10/31/01

Institutional Large-Cap Growth Fund	6.57%	7.71%
Russell 1000 Growth Index	1.68	1.85
Lipper Large-Cap Growth Funds Index	3.82	1.65

Current performance may be higher or lower than the quoted past per-
formance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please contact a T. Rowe Price representative at 1-800-638-8790.

This table shows how the portfolio and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Large-Cap Growth Fund

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05
Actual	$1,000.00	$ 996.90	$3.22
Hypothetical
(assumes 5% return
before expenses)	1,000.00	1,021.57	3.26

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.65%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181)
divided by the days in the year (365) to reflect the half-year period.

Financial Highlights
 (Unaudited)

	For a share outstanding throughout each period

	6 Months	Year			10/31/01
	Ended	Ended			Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE
Beginning of period	$12.85	$11.75	$8.49	$11.39	$10.00

Investment activities
Net investment income (loss)	0.01*	0.05*	–*	–*	0.01*
Net realized and
unrealized gain (loss)	(0.05)	1.25	3.27	(2.84)	1.39

Total from
investment activities	(0.04)	1.30	3.27	(2.84)	1.40

Distributions
Net investment income	–	(0.07)	(0.01)	–	(0.01)
Net realized gain	–	(0.13)	–	(0.06)	–

Total distribution	–	(0.20)	(0.01)	(0.06)	(0.01)

NET ASSET VALUE
End of period	$12.81	$12.85	$11.75	$8.49	$11.39

Ratios/Supplemental Data
Total return^	(0.31)%*	11.09%*	38.52%*	(24.94)%*	14.00%*
Ratio of total expenses to
average net assets	0.65%*†	0.65%*	0.65%*	0.65%*	0.65%*†
Ratio of net investment
income (loss) to average
net assets	0.20%*†	0.65%*+	0.14%*	0.07%*	0.36%*†
Portfolio turnover rate	74.9%†	66.9%	73.3%	91.3%	98.2%†
Net assets, end of period
(in thousands)	$96,565	$57,774	$23,641	$6,511	$2,281

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 4/30/07.
†	Annualized
**	Per share amounts calculated using average shares outstanding method.
+	Includes the effect of a one-time special dividend (0.57% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
(Unaudited)

	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 98.4%

CONSUMER DISCRETIONARY 17.0%
Diversified Consumer Services 1.8%
Apollo Group, Class A *	21,700	1,697
		1,697
Hotels, Restaurants & Leisure 4.2%
Carnival	32,550	1,776
International Game Technology	55,900	1,573
Wynn Resorts *	15,100	714
		4,063
Household Durables 0.6%
Harman International	6,900	561
		561
Internet & Catalog Retail 1.5%
Amazon.com *	27,100	896
eBay *	18,100	598
		1,494
Media 4.5%
Liberty Media, Class A *	108,900	1,110
Rogers Communications, Class B	68,500	2,252
Scripps, Class A	20,700	1,010
		4,372
Multiline Retail 3.2%
Kohl’s *	30,500	1,705
Target	25,100	1,366
		3,071
Specialty Retail 1.2%
PETsMART	38,900	1,181
		1,181
Total Consumer Discretionary		16,439

CONSUMER STAPLES 6.4%
Food & Staples Retailing 6.4%
Sysco	49,800	1,802
Wal-Mart	60,800	2,931
Walgreen	32,100	1,476
Total Consumer Staples		6,209

ENERGY 2.1%
Energy Equipment & Services 2.1%
Schlumberger	12,000	911
Transocean *	20,600	1,112
Total Energy		2,023

FINANCIALS 10.6%
Capital Markets 6.3%
AmeriTrade *	82,000	1,524
Charles Schwab	53,600	605
Franklin Resources	20,200	1,555
State Street	49,000	2,364
		6,048
Consumer Finance 1.6%
SLM Corporation	31,400	1,595
		1,595
Diversified Financial Services 2.7%
Citigroup	56,300	2,603
		2,603
Total Financials		10,246

HEALTH CARE 16.2%
Biotechnology 5.4%
Amgen *	21,700	1,312
Genentech *	24,400	1,959
Gilead Sciences *	44,100	1,940
		5,211
Health Care Equipment & Supplies 3.5%
Medtronic	36,300	1,880
St. Jude Medical *	24,400	1,064
Zimmer Holdings *	6,300	480
		3,424
Health Care Providers & Services 6.7%
Caremark RX *	11,100	494
UnitedHealth Group	62,400	3,253
WellPoint *	39,500	2,751
		6,498
Pharmaceuticals 0.6%
Sepracor *	9,000	540
		540
Total Health Care		15,673

INDUSTRIALS & BUSINESS SERVICES 6.9%
Airlines 0.7%
Southwest Airlines	46,500	648
		648
Industrial Conglomerates 3.9%
GE	108,300	3,753
		3,753
Machinery 2.3%
Danaher	43,200	2,261
		2,261
Total Industrials & Business Services		6,662

INFORMATION TECHNOLOGY 33.9%
Communications Equipment 5.1%
Corning *	118,800	1,974
Juniper Networks *	66,700	1,680
QUALCOMM	8,400	277
Research In Motion *	13,200	974
		4,905
Computers & Peripherals 5.0%
Dell *	83,400	3,295
EMC *	114,800	1,574
		4,869
Internet Software & Services 3.4%
Google, Class A *	4,550	1,338
Yahoo! *	56,700	1,965
		3,303
IT Services 2.8%
Accenture, Class A *	66,900	1,516
Automatic Data Processing	28,300	1,188
		2,704
Semiconductor & Semiconductor Equipment 10.1%
Analog Devices	64,000	2,388
Intel	103,300	2,692
Marvell Technology Group *	28,800	1,095
Maxim Integrated Products	36,500	1,395
Xilinx	84,300	2,150
		9,720
Software 7.5%
Electronic Arts *	6,700	379
Mercury Interactive *	20,300	779
Microsoft	142,600	3,542
Oracle *	128,600	1,698
Red Hat *	61,900	811
		7,209
Total Information Technology		32,710

MATERIALS 1.0%
Chemicals 1.0%
Monsanto	14,700	924
Total Materials		924

TELECOMMUNICATION SERVICES 4.3%
Wireless Telecommunication Services 4.3%
Nextel Communications
Class A *	60,000	1,938
Nextel Partners, Class A *	86,600	2,180
Total Telecommunication Services		4,118
Total Common Stocks (Cost $87,355)		95,004

SHORT-TERM INVESTMENTS 0.0%
Money Market Fund 0.0%
T. Rowe Price Reserve
Investment Fund, 3.14% #†	1,000	1
Total Short-Term Investments (Cost $1)		1

Total Investments in Securities
98.4% of Net Assets (Cost $87,356)		$ 95,005

(1)	Denominated in U.S dollars unless otherwise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 4

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
(Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $1)	$1
Non-affiliated companies (cost $87,355)	95,004

Total investments in securities	95,005
Dividends receivable	51
Receivable for investment securities sold	1,782
Receivable for shares sold	22,930
Other assets	20

Total assets	119,788

Liabilities
Investment management fees payable	25
Payable for investment securities purchased	22,666
Payable for shares redeemed	152
Due to affiliates	5
Other liabilities	375

Total liabilities	23,223

NET ASSETS	$96,565

Net Assets Consist of:
Undistributed net investment income (loss)	$60
Undistributed net realized gain (loss)	(1,434)
Net unrealized gain (loss)	7,649
Paid-in-capital applicable to 7,537,226 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	90,290

NET ASSETS	$96,565

NET ASSET VALUE PER SHARE	$12.81

The accompanying notes are an integral part of these financial statements.

Statement of Operations
(Unaudited)
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$248
Interest	1

Total income	249

Expenses
Investment management	160
Custody and accounting	57
Registration	23
Legal and audit	7
Prospectus and shareholder reports	2
Directors	2
Miscellaneous	4
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(66)

Total expenses	189

Net investment income (loss)	60

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(1,452)
Change in net unrealized gain (loss) on securities	1,223

Net realized and unrealized gain (loss)	(229)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(169)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
(Unaudited)
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$60	$234
Net realized gain (loss)	(1,452)	800
Change in net unrealized gain (loss)	1,223	3,414

Increase (decrease) in net assets from operations	(169)	4,448

Distributions to shareholders
Net investment income	–	(317)
Net realized gain	–	(588)

Decrease in net assets from distributions	–	(905)

Capital share transactions *
Shares sold	40,903	31,498
Distributions reinvested	–	902
Shares redeemed	(1,943)	(1,810)

Increase (decrease) in net assets from capital
share transactions	38,960	30,590

Net Assets
Increase (decrease) during period	38,791	34,133
Beginning of period	57,774	23,641

End of period	$96,565	$57,774

(Including undistributed net investment income of $60 at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold	3,192	2,557
Distributions reinvested	–	71
Shares redeemed	(152)	(144)

Increase (decrease) in shares outstanding	3,040	2,484

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which, in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unnrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $60,725,000 and $22,748,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $87,356,000. Net unrealized gain aggregated $7,649,000 at period-end, of which $8,687,000 related to appreciated investments and $1,038,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. Pursuant to this agreement, at June 30, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $272,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $2,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $16,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2005 and December 31, 2004 was $1,000 and $461,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 204,930 shares of the fund, representing 3% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the to of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy Info” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1- and 3-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005